                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Form S-3 Registration Statement of United States Cellular Corporation of our report, which includes paragraphs relating to contingencies, dated February 17, 1995, on our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994; such financial statements are not included separately in this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Los Angeles SMSA Limited Partnership financial statements referred to above.


                                          COOPERS & LYBRAND L.L.P.

Newport Beach, California

May 25, 1995


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Form S-3 Registration Statement of United States Cellular Corporation of our reports dated February 10, 1995, February 11, 1994 and February 11, 1993, on our audits of the financial statements of the Nashville/ Clarksville MSA Limited Partnership as of December 31, 1994, 1993 and 1992, and for the years ended December 31, 1994, 1993 and 1992; such financial statements are not included separately in this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Nashville/Clarksville MSA Limited Partnership financial statements referred to above.


                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia

May 25, 1995


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Form S-3 Registration Statement of United States Cellular Corporation of our reports dated February 10, 1995, February 11, 1994 and February 11, 1993, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1994, 1993 and 1992, and for the years ended December 31, 1994, 1993 and 1992; such financial statements are not included separately in this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Baton Rouge MSA Limited Partnership financial statements referred to above.


                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia

May 25, 1995